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
                                          MONTHLY SERVICER'S CERTIFICATE
                                           CARMAX AUTO SUPERSTORES, INC.
                       -------------------------------------------------------------------------------
                                             CARMAX AUTO OWNER TRUST
                                                  SERIES 2004-1
                       -------------------------------------------------------------------------------


    Collection Period                                                                                     09/01/04-09/30/04
    Determination Date                                                                                           10/11/2004
    Distribution Date                                                                                            10/15/2004


    Pool Balance
    ------------

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                          $       527,759,477.77

     2 .  Collections allocable to Principal                                                         $        16,848,815.74

     3 .  Purchase Amount allocable to Principal                                                     $                 0.00

     4 .  Defaulted Receivables                                                                      $           211,236.90
                                                                                                        --------------------
     5 .  Pool Balance on the close of the last day of the Collection Period                         $       510,699,425.13
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                       $       600,000,002.26

                                                                                  Beginning                     End
     7 .  Note Balances                                                           of Period                  of Period
                                                                           -------------------------------------------------

          a.Class A-1 Note Balance                                         $      30,941,456.86     $         12,762,185.19
          b.Class A-2 Note Balance                                         $     134,000,000.00     $        134,000,000.00
          c.Class A-3 Note Balance                                         $     161,000,000.00     $        161,000,000.00
          d.Class A-4 Note Balance                                         $     128,000,000.00     $        128,000,000.00
          e.Class B Note Balance                                           $      18,000,000.00     $         18,000,000.00
          f.Class C Note Balance                                           $      21,000,000.00     $         21,000,000.00
          g.Class D Note Balance                                           $      27,000,000.00     $         27,000,000.00
                                                                               -----------------        --------------------
          h.Note Balance (sum a - f)                                       $     519,941,456.86     $        501,762,185.19

     8 .  Pool Factors

          a.Class A-1 Note Pool Factor                                                0.2787519                   0.1149746
          b.Class A-2 Note Pool Factor                                                1.0000000                   1.0000000
          c.Class A-3 Note Pool Factor                                                1.0000000                   1.0000000
          d.Class A-4 Note Pool Factor                                                1.0000000                   1.0000000
          e.Class B Note Pool Factor                                                  1.0000000                   1.0000000
          f.Class C Note Pool Factor                                                  1.0000000                   1.0000000
          g.Class D Note Pool Factor                                                  1.0000000                   1.0000000
                                                                               -----------------        --------------------
          h.Note Pool Factor                                                          0.8665691                   0.8362703

     9 .  Overcollateralization Target Amount                                                        $         8,937,239.94

    10 .  Current overcollateralization amount (Pool Balance - Note Balance)                         $         8,937,239.94

    11 .  Weighted Average Coupon                                                                    %                7.85%

    12 .  Weighted Average Original Term                                                            months            60.30

    13 .  Weighted Average Remaining Term                                                           months            51.64

    Collections
    -----------

    14 .  Finance Charges:

          a.Collections allocable to Finance Charge                                                  $         3,510,704.08
          b.Liquidation Proceeds allocable to Finance Charge                                         $                 0.00
          c.Purchase Amount allocable to Finance Charge                                              $                 0.00
                                                                                                        --------------------
          d.Available Finance Charge Collections (sum a - c)                                         $         3,510,704.08

    15 .  Principal:
          a.Collections allocable to Principal                                                       $        16,848,815.74
          b.Liquidation Proceeds allocable to Principal                                              $                 0.00
          c.Purchase Amount allocable to Principal                                                   $                 0.00
                                                                                                        --------------------
          d.Available Principal Collections (sum a - c)                                              $        16,848,815.74

    16 .  Total Finance Charge and Principal Collections (14d + 15d)                                 $        20,359,519.82

    17 .  Interest Income from Collection Account                                                    $            21,213.73

    18 .  Simple Interest Advances                                                                   $                 0.00
                                                                                                        --------------------
    19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                 $        20,380,733.55

    Required Payment Amount
    -----------------------

    20 .  Total Servicing Fee
          a.Monthly Servicing Fee                                                                    $           439,799.56
          b.Amount Unpaid from Prior Months                                                          $                 0.00
          c.Amount Paid                                                                              $           439,799.56
                                                                                                        --------------------
          d.Shortfall Amount (a + b - c)                                                             $                 0.00

    21 .  Class A Noteholder Interest Amounts
          a.Class A-1 Monthly Interest                                                               $            30,322.63
          b.Additional Note Interest related to Class A-1 Monthly Interest                           $                 0.00
          c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest           $                 0.00
                                                                                                        --------------------
          d.Total Class A-1 Note Interest (sum a - c)                                                $            30,322.63

          e.Class A-2 Monthly Interest                                                               $           208,816.67
          f.Additional Note Interest related to Class A-2 Monthly Interest                           $                 0.00
          g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest           $                 0.00
                                                                                                        --------------------
          h.Total Class A-2 Note Interest (sum e-g)                                                  $           208,816.67

          i.Class A-3 Monthly Interest                                                               $           356,883.33
          j.Additional Note Interest related to Class A-3 Monthly Interest                           $                 0.00
          k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest           $                 0.00
                                                                                                        --------------------
          l.Total Class A-3 Note Interest (sum i-k)                                                  $           356,883.33

          m.Class A-4 Monthly Interest                                                               $           363,733.33
          n.Additional Note Interest related to Class A-4 Monthly Interest                           $                 0.00
          o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest           $                 0.00
                                                                                                        --------------------
          p.Total Class A-4 Note Interest (sum m-o)                                                  $           363,733.33

    22 .  Priority Principal Distributable Amount                                                    $                 0.00

    23 .  Class B Noteholder Interest Amount
          a.Class B Monthly Interest                                                                 $            40,800.00
          b.Additional Note Interest related to Class B Monthly Interest                             $                 0.00
          c.Interest Due on Additional Note Interest related to Class B Monthly Interest             $                 0.00
                                                                                                        --------------------
          d.Total Class B Note Interest (sum a-c)                                                    $            40,800.00

    24 .  Secondary Principal Distributable Amount                                                   $                 0.00

    25 .  Class C Noteholder Interest Amount
          a.Class C Monthly Interest                                                                 $            52,850.00
          b.Additional Note Interest related to Class C Monthly Interest                             $                 0.00
          c.Interest Due on Additional Note Interest related to Class C Monthly Interest             $                 0.00
                                                                                                        --------------------
          d.Total Class C Note Interest (sum a-c)                                                    $            52,850.00

    26 .  Tertiary Principal Distributable Amount                                                    $                 0.00

    27 .  Class D Noteholder Interest Amount
          a.Class D Monthly Interest                                                                 $            79,200.00
          b.Additional Note Interest related to Class D Monthly Interest                             $                 0.00
          c.Interest Due on Additional Note Interest related to Class D Monthly Interest             $                 0.00
                                                                                                        --------------------
          d.Total Class C Note Interest (sum a-c)                                                    $            79,200.00

    28 .  Required Payment Amount (Sum: Ln 20 - Ln 27)                                               $         1,572,405.52

    29 .  Regular Principal Distributable Amount                                                     $        18,179,271.67

    30 .  Unreimbursed Servicer Advances                                                             $                 0.00

    Available Funds
    ---------------

    31 .  Available Collections                                                                      $        20,380,733.55

    32 .  Reserve Account Draw Amount                                                                $                 0.00
                                                                                                        --------------------
    33 .  Available Funds                                                                            $        20,380,733.55

    Collection Account Activity
    ---------------------------

    34 .  Deposits
          a.Total Daily Deposits of Finance Charge Collections                                       $         3,510,704.08
          b.Total Daily Deposits of Principal Collections                                            $        16,848,815.74
          c.Withdrawal from Reserve Account                                                          $                 0.00
          d.Interest Income                                                                          $            21,213.73
                                                                                                        --------------------
          e.Total Deposits to Collection Account (sum a - d)                                         $        20,380,733.55

    35 .  Withdrawals
          a.Servicing Fee and Unreimbursed Servicer Advances                                         $           439,799.56
          b.Deposit to Note Payment Account for Monthly Note Interest/Principal                      $        19,311,877.63
          c Deposit to Reserve Account                                                               $                 0.00
          d Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)   $           629,056.36
                                                                                                        --------------------
          e Total Withdrawals from Collection Account(sum a - d)                                     $        20,380,733.55

    Note Payment Account Activity
    -----------------------------

    36 .  Deposits
          a.Class A-1 Interest Distribution                                                          $            30,322.63
          b.Class A-2 Interest Distribution                                                          $           208,816.67
          c.Class A-3 Interest Distribution                                                          $           356,883.33
          d.Class A-4 Interest Distribution                                                          $           363,733.33
          e.Class B Interest Distribution                                                            $            40,800.00
          f.Class C Interest Distribution                                                            $            52,850.00
          g.Class D Interest Distribution                                                            $            79,200.00

          h.Class A-1 Principal Distribution                                                         $        18,179,271.67
          i.Class A-2 Principal Distribution                                                         $                 0.00
          j.Class A-3 Principal Distribution                                                         $                 0.00
          k.Class A-4 Principal Distribution                                                         $                 0.00
          l.Class B Principal Distribution                                                           $                 0.00
          m.Class C Principal Distribution                                                           $                 0.00
          n.Class D Principal Distribution                                                           $                 0.00
                                                                                                        --------------------
          m.Total Deposits to Note Payment Account (sum a - n)                                       $        19,311,877.63
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    37 .  Withdrawals
          a.Class A-1 Distribution                                                                   $        18,209,594.30
          b.Class A-2 Distribution                                                                   $           208,816.67
          c.Class A-3 Distribution                                                                   $           356,883.33
          d.Class A-4 Distribution                                                                   $           363,733.33
          e.Class B Distribution                                                                     $            40,800.00
          f.Class C Distribution                                                                     $            52,850.00
          g.Class D Distribution                                                                     $            79,200.00
                                                                                                        --------------------
          h.Total Withdrawals from Note Payment Account (sum a - g)                                  $        19,311,877.63

    Certificate Payment Account Activity
    ------------------------------------

    38 .  Deposits
          a.Excess Funds                                                                             $           629,056.36
          b.Reserve Account surplus                                                                  $             3,505.27
                                                                                                        --------------------
          c Total Deposits to Certificate Payment Account (sum a - b)                                $           632,561.63

    39 .  Withdrawals
          a.Certificateholder Distribution                                                           $           632,561.63
                                                                                                        --------------------
          b.Total Withdrawals from Certificate Payment Account                                       $           632,561.63

    Required Reserve Account Amount
    -------------------------------

    40 .  Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                            NO

       If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln41 (a) or Ln41 (b))

    41 .  Lesser of: (a or b)
          a.$3,000,000.00                                                                            $         3,000,000.00
          b.  Note Balance                                                                           $       501,762,185.19

       If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln 42(a) or Ln42 (b))

    42 .  Lesser of: (a or b)
          a.$4,500,000.00                                                                            $                  n/a
          b.  Note Balance                                                                           $                  n/a

    43 .  Required Reserve Account Amount                                                            $         3,000,000.00


    Reserve Account Reconciliation
    ------------------------------

    44 .  Beginning Balance (as of end of preceding Distribution Date)                               $         3,000,000.00
    45 .  Investment Earnings                                                                        $             3,505.27
    46 .  Reserve Account Draw Amount                                                                $                 0.00
                                                                                                        --------------------
    47 .  Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                               $         3,003,505.27
    48 .  Deposit from Available Funds (Ln 35c)                                                      $                 0.00
    49 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Account Amount       $             3,505.27
    50 .  Ending Balance (Ln47 + Ln48 - Ln49)                                                        $         3,000,000.00
    51 .  Reserve Account Deficiency (Ln43 - Ln50)                                                   $                 0.00

    Instructions to the Trustee
    ---------------------------

    52 .  Amount to be deposited from the Reserve Account into the Collection Account                $                 0.00
    53 .  Amount to be paid to Servicer from the Collection Account                                  $           439,799.56
    54 .  Amount to be deposited from the Collection Account into the Note Payment Account           $        19,311,877.63
    55 .  Amount to be deposited from the Collection Account into the Certificate Payment Account    $           629,056.36
    56 .  Amount to be deposited from the Collection Account into the Reserve Account                $                 0.00
    57 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve
          Amount                                                                                     $             3,505.27
    58 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                   $        18,209,594.30
    59 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                   $           208,816.67
    60 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                   $           356,883.33
    61 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                   $           363,733.33
    62 .  Amount to be paid to Class B Noteholders from the Note Payment Account                     $            40,800.00
    63 .  Amount to be paid to Class C Noteholders from the Note Payment Account                     $            52,850.00
    64 .  Amount to be paid to Class D Noteholders from the Note Payment Account                     $            79,200.00
    65 .  Amount to be paid to Certificateholders from the Certificate Payment Account with
          respect to Excess Funds and Reserve Account surplus                                        $           632,561.63

    Net Loss and Delinquency Activity
    ---------------------------------

    66 .  Net Losses with respect to preceding Collection Period                                     $           211,236.90

    67 .  Cumulative Net Losses                                                                      $           542,240.24

    68 .  Cumulative Net Loss Percentage                                                                      0.0904%

    69 .  Delinquency Analysis                                                    Number of                  Principal
                                                                                    Loans                     Balance
                                                                           -------------------------------------------------

          a.31 to 60 days past due                                                   242             $         3,290,646.76
          b.61 to 90 days past due                                                    53             $           670,914.68
          c.91 or more days past due                                                  38             $           352,347.39
                                                                           -------------------------------------------------
          d.Total (sum a - c)                                                        333                       4,313,908.83



    IN WITNESS WHEREOF, the undersigned has duly executed this certificate on October 11, 2004.

    CARMAX AUTO SUPERSTORES, INC.
    =======================================================================
    As Servicer

    By:
            ---------------------------------------------------------------

    Name:         Keith D. Browning
            ---------------------------------------------------------------

    Title:  Executive Vice President and Chief Financial Officer
            ---------------------------------------------------------------

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